                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT

Borrower/Debtor:                                   Lender/Secured Party:

Central Freight Lines, Inc.,                       SunTrust Bank
a Texas Corporation                                201 Fourth Avenue North
5601 West Waco Drive                               Nashville, Tennessee 37219
Waco, Texas 76710

         THIS SECURITY AGREEMENT is entered into this 30th day of April, 2002, by and among CENTRAL FREIGHT LINES, INC., a Texas corporation with its chief executive and principal office located at the address set forth above ("BORROWER"), JERRY C. MOYES ("MOYES"), an individual and resident of the State of Arizona and SUNTRUST BANK, a Georgia state banking corporation with offices located at the address set forth above ("LENDER").

                                   BACKGROUND:

         A. Borrower and Lender have executed that certain Loan Agreement dated as of the date hereof (as now or hereafter amended, modified, extended, supplemented and/or restated, the "LOAN AGREEMENT"), and one of the conditions of the Loan Agreement is that Borrower enter into this Agreement and grant Lender a security interest in certain property of Borrower (as described herein) to secure repayment of all indebtedness described in Section 2 hereof.

         B. Borrower is the holder and payee of that certain $8,000,000 promissory note dated as of the date hereof executed by Moyes (as it may be amended or restated or replaced in accordance with the terms hereof, the "Moyes Note"). Moyes joins in the execution of this Security Agreement to acknowledge the security interest hereby and to make other representations, warranties and covenants as set forth herein.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. SECURITY INTEREST. As security for the repayment of the Indebtedness (as defined in Section 2), Borrower hereby collaterally assigns to Lender and grants Lender a security interest in all of Borrower's present and future right, title and interest in and to the Moyes Note, including but not limited to amounts payable, or other rights of Borrower arising under the Moyes Note, whether such amounts or rights exist or hereafter arise including all proceeds attributable to or arising from any of such property (collectively, the "Collateral").

         2. INDEBTEDNESS. The security interest in the Collateral shall secure prompt and full performance and payment of the following (the "INDEBTEDNESS"):

                  (a) Indebtedness evidenced by a Revolving Credit Note of even date herewith executed by Borrower to Lender pursuant to the Loan Agreement, and all extensions and modifications and renewals thereof, all whether now existing or hereafter arising (as extended, replaced, amended and/or restated from time to time, the "NOTE"), and all indebtedness and obligations of Borrower to Lender at any time evidenced by or arising under or in connection with this Agreement, the Loan Agreement, the Note, any obligation of Borrower under a Hedging Agreement, or any other loan document executed in connection with the Loan Agreement and/or the Note (collectively, the "LOAN DOCUMENTS"); and

                  (b) All costs and expenses incurred by Lender in enforcing or protecting its rights with respect to the Collateral or the indebtedness secured by the Collateral, including, but not limited to, attorneys' fees.

         3. BORROWER'S GENERAL REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that the following are true and correct:

                  (a) Borrower is the sole and lawful owner of the Collateral, and has an unrestricted right to grant a security interest in the Collateral.

                  (b) There are no claims, liens, security interests or encumbrances against the Collateral.

                  (c) Borrower has concurrently herewith delivered the original of the Moyes Note to Lender, and such instrument represents the entire agreement between Borrower and Moyes with respect to the subject matter thereof;

                  (d) Borrower is duly authorized and empowered to execute, deliver, and perform its obligations under this Agreement. All corporate action required for Borrower's due execution, delivery, and performance of this Agreement has been duly and effectively taken. Borrower's execution and performance of this Agreement will not conflict with its articles or by-laws or any other document or instrument to which it is a party or by which Borrower or it property is subject.

         4. MOYES' GENERAL REPRESENTATIONS AND WARRANTIES. Moyes hereby represents and warrants to Lender that the following are true and correct:

                  (a)      Moyes is the sole obligor under the Moyes Note;

                  (b) There are no agreements or documents, other than the Moyes Note, which govern or otherwise affect the terms of payment as set forth in the Moyes Note;

                  (c) To the best of his knowledge, there are no claims, liens, security interests or encumbrances against the Moyes Note;

                  (d) Moyes' execution and performance of his obligations under this Agreement will not conflict with any other document or instrument to which he is a party or by which any of his property is subject; and

                  (e) The Moyes Note is fully recourse to Moyes and is a valid and binding obligation of Moyes, without any rights of setoff, counterclaim or other defenses against Borrower.

         5. BORROWER'S GENERAL COVENANTS. Borrower hereby covenants and agrees that, until the Indebtedness shall have been paid in full and the Loan Agreement is terminated:

                  (a) Borrower shall keep the Collateral free from any adverse lien, security interest or encumbrance (other than the security interest granted herein). Borrower is not authorized to, and shall not, sell, transfer, deliver, dispose of, encumber or grant security interests in the Collateral.

                  (b) Borrower shall and does hereby agree to indemnify and hold Lender harmless against all claims, defenses, liabilities and costs (including attorneys' fees) arising out of or in connection with Borrower's ownership of the Collateral.

                  (c) Borrower shall ensure that Lender's security interest in the Collateral is now, and will at all times hereafter remain, a perfected, first priority security interest. Borrower shall (at its expense) execute, obtain, deliver and (if applicable) file or record all financing statements, consents, notices, control agreements and other documents, and take all other actions, that Lender may reasonably deem necessary or advisable to perfect or protect Lender's security interest in the Collateral against the interests of third parties. To the extent permitted by law, Borrower hereby authorizes Lender to file a financing statement, in the applicable filing office, describing the Collateral. Borrower agrees to pay all costs, taxes and fees payable in connection with any such filings. Lender is hereby irrevocably appointed Borrower's attorney-in-fact, which appointment is coupled with an interest, to do all acts and things that Lender may deem necessary to perfect and/or continue the perfection of the security interest created by this Agreement and to protect the Collateral. Borrower further agrees to pay all costs, taxes and fees payable in connection with the filing or recording of any financing statements, amendments, continuation statements or other filings.

                  (d) Borrower shall not change its chief executive offices and principal places of business without giving Lender at least thirty
         (30) days prior written notice thereof and (at Borrower's expense) taking all steps necessary or advisable to preserve the perfection and priority of the security interests granted to Lender herein.

                  (e) Borrower shall not change its name or the state in which it is formed, without giving Lender at least thirty (30) days prior written notice thereof and (at Borrower's expense) taking all steps necessary or advisable to preserve the perfection and priority of the security interests granted to Lender herein.

                  (f) Borrower will maintain adequate books and records pertaining to the Collateral, in such detail, as Lender shall reasonably require. Borrower will make a notation upon the Note (and any permitted replacements thereof) to evidence Lender's security interest hereunder.

         6. BORROWER NOTIFICATION. Borrower will promptly notify Lender of any default or breach by Moyes under the Moyes Note or any event that would have a material adverse effect on the financial condition of Moyes or Lender's security interest in the Collateral.

         7. JOINT COVENANTS OF BORROWER AND MOYES. Borrower and Moyes each severally covenant and agree that, until the Indebtedness is paid in full and the Loan Agreement is terminated:

                  (a) Neither Borrower or Moyes will amend, restate, modify or replace the Moyes Note or enter into any other indebtedness between them, without the written consent of Lender;

                  (b) Borrower and Moyes agree and acknowledge that upon the occurrence of an Event of Default or any continuation thereof, the Lender may accelerate and demand full payment by Moyes of all amounts outstanding under the Moyes Note, and Moyes shall make such payments directly to Lender (for application to the Indebtedness) upon written demand therefor. Moyes shall make such payment without any set-off, counterclaim, or defenses he may have against Borrower;

                  (c) Neither Borrower nor Moyes may assign any right, title, interest or obligation under the Moyes Note without the written consent of Lender.

                  (d) The Borrower shall not waive or release any of its rights or any obligations of Moyes under the Moyes Note or terminate the Moyes Note (except upon full payment thereof) without the written consent of Lender.

         8. SPECIAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BORROWER. With respect to the Collateral, Borrower represents, warrants and agrees with Lender as follows:

                  (a) Representations. The original of the Note has been delivered to Lender, and such Note is the only original thereof and is genuine and in all respects, and arises out of a bona fide indebtedness; the amount of the Note represented as owing is the correct amount actually and unconditionally owing; and the Note complies with applicable law.

                  (b) Collections. Effective upon the occurrence of and during the continuation of an Event of Default, Lender shall have the right to receive all payments under the Moyes Note and at Borrower's expense, enforce, collect and receive all amounts owing on the Moyes Note. Borrower will notify Moyes to make payment of all amounts due under the Moyes Note directly to Lender. Any such amounts transmitted to Lender may be deposited in an account in the name of Lender and under its dominion and control pending its application to the Indebtedness. Borrower shall not have any right, title or interest in said account or in the amounts at any time to the credit thereof. All proceeds so received by Lender shall be applied to the Indebtedness, whether or not such Indebtedness shall by its terms then be due in accordance with the Loan Agreement. Following the occurrence of an Event of Default and during a continuation thereof, amounts received by Borrower under the Moyes Note shall not be commingled with Borrower's other property, but shall be segregated, held by Borrower in trust for Lender as Lender's exclusive property and immediately delivered by Borrower to Lender in the identical form as that in which received, with proper endorsements.

                  (c) Reports. Together with the fiscal period financial information required under the Loan Agreement, Borrower shall submit to Lender statements of the outstanding principal balance under the Moyes Note.

         9. BORROWER'S USE OF THE COLLATERAL. As long as no Event of Default has occurred, Borrower may collect all amounts paid thereunder, subject to any conditions set forth in this Agreement. Upon the occurrence of an Event of Default and during a continuation thereof, Borrower's right to collect any amounts paid under the Collateral shall terminate automatically until further written notice from Lender.

         10. EVENTS OF DEFAULT. Any of the following events shall be considered an "EVENT OF DEFAULT" (and shall be considered a "DEFAULT" pending the passage of time, giving of notice or other condition specified below):

                  (a) Loan Agreement. An "Event of Default," as such term is defined in the Loan Agreement, occurs; or

                  (b) Perfection. Lender's security interest in the Collateral fails to be a perfected, first-priority security interest therein; or

                  (c) Moyes Default. Moyes shall default under or breach any provision of the Moyes Note; or

                  (d) Representations and Warranties. Any representation, warranty, statement, certification or data made or furnished by or on behalf of Borrower or Moyes hereunder is incorrect in any material respect as of the date as of which the facts therein set forth were stated or certified; or

                  (e) Obligations. Borrower or Moyes fails to perform any of its respective promises, agreements, covenants or obligations (which failure or breach is not otherwise an Event of Default under any other subsections hereof) contained in or required by this Agreement and such failure is not cured within twenty (20) days from Lender's written notice thereof; or

                  (f) Collateral. The Collateral is sold, transferred, assigned, encumbered or otherwise disposed of without the prior written consent of Lender; or

                  (g) Insolvency. Any bankruptcy case, assignment for the benefit of creditors, receivership or other state, federal or foreign insolvency proceeding is commenced with respect to Moyes, or Moyes becomes insolvent or is generally not paying his debts as they become due.

         11. REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, at the option of Lender, any and all Indebtedness shall become immediately due and payable without presentment or demand or any notice to Borrower or any other entity obligated thereon, and Lender shall have and may exercise any or all of the rights and remedies of a secured party under the applicable Uniform Commercial Code as now or hereafter adopted (the "UCC"), and as otherwise contractually granted herein or under any other applicable law or under any other agreement executed by Borrower in favor of Lender. Lender shall have the right to collect on the Collateral, to demand full payment of the Moyes Note within thirty (30) days of written demand by Lender, and to exercise and enforce any of Borrower's rights with respect to any Collateral (including supporting obligations), all in any manner authorized or permitted under the UCC. Lender shall apply the proceeds thereof toward payment of the Indebtedness in the manner as set forth in the Loan Agreement.

         12. WAIVERS. Except as expressly provided herein, and to the fullest extent permitted by law, Borrower and Moyes hereby waive (i) presentment, demand and protest and notice of presentment, protest, default, non payment; (ii) any bond or security that might be required by any court before allowing Lender to exercise any of Lender's remedies; (iii) any marshalling of assets, or any right to compel Lender to resort first or in any particular order to any other collateral or other entities before enforcing its rights as to the Collateral; (iv) the benefit of all valuation, appraisement and exemption laws
(v) notice of acceptance hereof; and (vi) any other claims and defenses based on principles of suretyship or impairment of collateral.

         13. GENERAL AUTHORITY. Effective immediately but exercisable by Lender (or by any person or entity designated by Lender) only upon the occurrence of and during the continuation of an Event of Default, Borrower hereby irrevocably appoints Lender (or any person or entity designated by Lender) as Borrower's true and lawful attorney-in-fact, which appointment is hereby coupled with an interest, with full power of substitution, in Lender's name or Borrower's name or otherwise, for Lender's sole use and benefit, but at Borrower's cost and expense, to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral:

                  (a)      To receive all payments under the Moyes Note;

                  (b) To take or bring, in Borrower's name or Lender's name, all actions, suits or proceedings deemed by Lender necessary or desirable to effect collection of the Moyes Note, and to compromise or adjust payments under the Moyes Note;

                  (c) To require payment of the entire principal balance and all accrued interest or other payments under the Moyes Note (as set forth in Section 11 hereof), whether or not due and whether or not a default exists under the terms of the Moyes Note; and

                  (d) In general, to do all things necessary to perform the terms of this Agreement and to take any action or proceedings that Lender deems necessary or appropriate to protect and preserve Lender's security interest in the Collateral.

In any event, however, Lender's exercise of or failure to exercise any such authority shall in no manner affect Borrower's liability to Lender hereunder or in connection with the Indebtedness; Lender shall be under no obligation or duty to exercise any of the powers hereby conferred upon Lender; and Lender shall have no liability for any act or failure to act in connection with the Collateral.

         14.      LENDER'S POWERS AND LIMITED DUTIES.

                  (a) Lender shall be under no duty to collect any amount that may be or become due under the Collateral, to redeem or realize on Collateral, to collect principal or interest, to make any presentments, demands or notices of protest in connection with the Collateral, to take any steps necessary to preserve rights in any instrument against third parties or to preserve rights against prior parties, to remove any liens or to do anything for the enforcement, collection or protection of Collateral, except to the extent, if any, that the UCC requires Lender to use reasonable care with respect to Collateral while in its possession; and

                  (b) Without limiting the generality of any of the foregoing, Lender shall be in no way liable to or responsible for any diminution in the value of the Collateral from any cause whatsoever.

         15.      MISCELLANEOUS

                  (a) Notices. Any notices, requests, demands, directions and other communications (collectively "Notices") required under this Agreement shall be in writing and shall be deemed to be communicated upon the earliest of (i) personal delivery, (ii) the third business day after the record is deposited in the United States mail, with prepaid postage, for delivery by registered or certified mail with return receipt requested, (iii) the business day after the notice is delivered, with prepaid postage, for overnight delivery, to a nationally known courier service maintaining records of receipt and
         (iv) twelve (12) hours after sender receives confirmation of successful transmission by facsimile. Except as expressly provided otherwise herein, all notices shall be communicated to the following addresses:

         If to Lender:                        If to Borrower:
         SunTrust Bank                        Central Freight Lines, Inc.
         201 Fourth Avenue, North             5601 West Waco Drive
         Nashville, Tennessee 37219           Waco, Texas  76710
         Attention: Bill Crawford             Attention: Patrick J. Curry
         Telecopy: (615) 748-5269             Telecopy: (254) 741-5289

         If to Moyes:                         With a copy to:
         Jerry Moyes                          Scudder Law Firm
         2200 South 75th Avenue               411 Building
         P. O. Box 29243                      411 S. 13th Street
         Phoenix, Arizona 85038-9243          Lincoln, Nebraska 68508
         Telecopy: (623) 907-7503             Attention: Earl Scudder
                                              Telecopy: (402) 435-4239

         The applicable address stated above shall be effective for a party until the party changes such address by writing communicated by such party in accordance with this Section.

                  (b) Invalidity. If any one or more of the provisions contained in this Agreement for any reason shall be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement.

                  (c) Survival of Agreements. All representations and warranties of Borrower and Moyes in this Agreement and all covenants and agreements in this Agreement not fully performed before the execution of this Agreement shall survive the execution hereof.

                  (d) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of Lender and its successors and assigns, shall be binding on Borrower, its permitted successors and assigns, and Moyes, his estate and his permitted successors or assigns. Lender may assign the Indebtedness and/or enter into participation or syndication agreements with other lenders on such terms and conditions as Lender shall deem advisable. Neither Borrower nor Moyes shall assign their respective rights or delegate their respective duties under this Agreement without the written consent of Lender.

                  (e) Renewal, Extension, or Rearrangement. All provisions of this Agreement relating to Indebtedness shall apply with equal force and effect to each and all promissory notes or other agreements executed hereafter that in whole or in part represent a renewal, extension for any period, increase, or rearrangement of any part of the Indebtedness originally represented by any part of such other Indebtedness.

                  (f) Waivers. No custom, conduct, action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power, or privilege of Lender hereunder shall operate as a waiver thereof. Lender may from time to time waive any requirement hereof, including any conditions precedent, but no waiver shall be effective unless in writing and signed by Lender. The execution by Lender of any waiver shall not obligate Lender to grant any further, similar, or other waivers. No waivers shall be implied hereunder as a result of Lender's disbursements or investigations or any other action other than a specific written waiver.

                  (g) Amendments. This Agreement may not be modified or amended except in writing signed by Borrower, Moyes and Lender.

                  (h) Remedies. All remedies provided in this Agreement shall be cumulative, in addition to all other remedies available to Lender under any other agreement or the principles of law and equity or pursuant to any other body of law, statutory or otherwise, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. All such remedies may be exercised separately, successively or concurrently

                  (i) No Fiduciary Relationship. Nothing contained herein or in any related document shall be deemed to create any partnership, joint venture or other fiduciary relationship among Lender, Borrower and Moyes for any purpose.

                  (j) Time of Essence. Time is of the essence with regard to each and every provision of this Agreement.

                  (k) Costs, Expenses, and Taxes. Borrower agrees to pay on demand all out-of-pocket costs and expenses of Lender (including the reasonable fees and out-of-pocket expenses of Lender's attorneys) incurred by Lender in connection with enforcement of this Agreement, or in the protection of Lender's rights hereunder. Upon Lender's request, Borrower shall promptly reimburse Lender for all amounts expended, advanced, or incurred by Lender in endeavoring to satisfy any obligation of Borrower under this Agreement, or to perfect a lien in favor of Lender, or to protect the Collateral or to collect the Indebtedness, or to enforce or protect the rights of Lender under this Agreement, and all such amounts shall bear interest the default rate payable under the Note (but not in excess of the maximum rate permitted under applicable law) until paid in full. All obligations under this Section shall be part of the Indebtedness and shall survive any termination of this Agreement.

                  (l) Counterparts. This Agreement may be executed in any number of counterparts or counterpart signature pages (by facsimile transmission or otherwise), each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  (m) Distribution of Information. Under the terms and provisions of the Loan Agreement, Borrower hereby authorizes Lender, as Lender may elect in its sole discretion, to discuss with and furnish to any affiliate of Lender, to any government or self-regulatory agency with jurisdiction over Lender, or to any participant or prospective participant, all financial statements, audit reports and other information pertaining to Borrower and/or its subsidiaries whether such information was provided by Borrower or prepared or obtained by Lender or third parties. Neither Lender nor any of its employees, officers, directors or agents make any representation or warranty regarding any audit reports or other analyses of Borrower which Lender may elect to distribute, whether such information was provided by Borrower or prepared or obtained by Lender or third parties, nor shall Lender or any of its employees, officers, directors or agents be liable to any party receiving a copy of such reports or analyses for any inaccuracy or omission contained in such reports or analyses or relating thereto.

                  (n) Jurisdiction; Venue; Service of Process. BORROWER, MOYES AND LENDER HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON COUNTY, TENNESSEE, INCLUDING FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS AGREEMENT. Borrower and Moyes irrevocably consent to the service of process of any such courts in any such action or proceeding by registered or certified mail, postage prepaid, return receipt requested, to Borrower at the address provided pursuant to
         Section 15(a) hereof, and agree that such service shall become effective thirty (30) days after such mailing. However, nothing herein shall affect the right of Lender, Moyes or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender, Moyes or Borrower in any other jurisdiction. This Section does not confer or expand any standing to Borrower to bring any cause of action.

                  (o) Jury Waiver. EACH OF BORROWER, MOYES AND LENDER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS AGREEMENT.

                  (p) Waiver of Damages. IN ANY ACTION TO ENFORCE THIS AGREEMENT, EACH OF THE PARTIES HERETO, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

                  (q) Governing Law. This Agreement constitutes a contract made under and shall be construed and interpreted in accordance with the laws of the State of Tennessee (without regard to its rules on conflicts of laws), except to the extent, if any, that the location of the Borrower or the Collateral may require the application of other law to govern the perfection of security interests in the Collateral.

                  (r) No Third Party Beneficiary. This Agreement is for the sole benefit of Lender, Moyes and Borrower and is not for the benefit of any third party.

                  (s) Dealings With Borrower. It is expressly understood and agreed that, notwithstanding anything else contained in this Agreement, Lender may for all purposes hereof deal solely with Borrower in connection therewith, and nothing herein or in any other Loan Document shall be construed so as to require dealings with, consent of or notice to any other entities, parties or persons, including Moyes.

                  (t) Further Assurances. Borrower and Moyes agree that they will without further consideration execute and deliver such other documents and take such other action as Lender may reasonably request from time to time to implement the transactions contemplated hereby.

                  (u) Continuation and Survival. All covenants, agreements, representations and warranties made in or pursuant to this Agreement shall be deemed continuing and made at and as of the date hereof and at and as of all times thereafter. All statements contained in any certificate, financial statement or other instrument delivered by Borrower pursuant to or in connection with this Agreement shall constitute additional representations and warranties made under this Agreement.

         16.      CONSTRUCTION AND USAGE.

                  (a) Defined Terms. In addition to other words and terms defined in this Agreement, the following terms have the following meanings herein, unless the context expressly requires otherwise:

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or day on which commercial banks are authorized to close under the laws of the State of Tennessee.

                  "ENTITY" or "PERSON" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government, or any agency or political subdivision thereof, or any other form of entity.

                  "HEREOF", "HEREIN" and "HEREUNDER" and words of similar import in this Agreement refer to this Agreement as a whole and not to any particular provision, and references to Sections, subsections, schedules and exhibits are to this Agreement unless otherwise specified.

                  "INCLUDES" and "INCLUDING" and words of similar import are inclusive and not exclusive terms, and are not intended to create any limitation.

                  (b) Usage; Captions. All definitions and other terms used in this Agreement are equally applicable to the singular and plural forms thereof, and all references to any gender include all other genders. The captions in this Agreement are for convenience only, and in no way limit or amplify the provisions hereof.

                  (c) UCC Terms. Terms used in this Agreement that are defined in Article 9 of the UCC shall have the same meanings herein, except as otherwise expressly provided or amplified (but not limited) herein.

                  (d) References to Documents and Laws. All defined terms and references in this Agreement with respect to any agreements, notes, instruments, certificates or other documents shall be deemed to refer to such documents and to any amendments, modifications, renewals, extensions, replacements, restatements, substitutions and supplements of and to such documents. Unless otherwise provided, all references to statutes and related regulations shall include any amendments thereof and any successor statutes and regulations.

                  (e) Exhibits. The exhibits and schedules attached to this Agreement are incorporated in this Agreement and shall be considered a part of this Agreement, except that in the event of any conflict between an exhibit and this Agreement, the provisions of this Agreement shall prevail over the exhibit.

                  (f) Computations; Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, such determination or calculation, to the extent applicable and except as otherwise specified in this Agreement, shall be made in accordance with generally accepted accounting principles applied on a consolidated basis consistent with those in effect on the date hereof.

         17.      ENTIRE AGREEMENT.

                  (a) Complete Agreement. This Agreement, together with the Note, the Loan Agreement and the other Loan Documents, represents the entire and complete agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all other agreements, promises or representations existing prior to or made simultaneously with this Agreement, whether written, oral or implied. Any oral statements regarding the subject matter of this Agreement are merged herein.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

BORROWER:                                    LENDER:

CENTRAL FREIGHT LINES, INC.,                 SUNTRUST BANK
a Texas Corporation

By: /s/ Pat Curry                            By: /s/ William H. Crawford
    ----------------------------                 -------------------------------

Name: Patrick J. Curryt                      Name: William H. Crawford

Title: Executive Vice President              Title: Vice President

                                             /s/ Jerry C. Moyes
                                             -----------------------------------
                                             JERRY C. MOYES